Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Forward Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31 2023, as filed with the Securities and Exchange Commission on the date hereof, I, Terence Wise, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terence Wise
Terence Wise Chief Executive Officer (Principal Executive Officer)

Dated: May 12, 2023

In connection with the quarterly report of Forward Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof, I, Anthony Camarda, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony Camarda
Anthony Camarda Chief Financial Officer (Principal Financial Officer)

Dated: May 12, 2023